                                                                    Exhibit 20.1

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1997-2
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during THE PREVIOUS MONTH. THE INFORMATION WHICH IS REQUIRED TO BE PREPARED FOR THE SERIES 1997-2 CERTIFICATES WITH RESPECT TO THE DISTRIBUTION DATE OCCURRING ON DECEMBER 15, 2003, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF AN ORIGINAL PRINCIPAL AMOUNT OF $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1997-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1) The total amount distributed to Class A Certificateholders per
             $1,000 original certificate principal amount                                                             $0.956667

         (2) The amount set forth in A(1) above distributed to Class A
             Certificateholders with respect to interest per $1,000 original
             certificate principal amount                                                                             $0.956667

         (3) The amount set forth in A(1) above distributed to Class A
             Certificateholders with respect to principal per $1,000
             original certificate principal amount                                                                    $0.000000

         (4) The total amount distributed to Class B Certificateholders per
             $1,000 original certificate principal amount                                                             $1.112222

         (5) The amount set forth in A(4) above distributed to Class B
             Certificateholders with respect to interest per $1,000
             original certificate principal amount                                                                    $1.112222

         (6) The amount set forth in A(4) above distributed to Class B
             Certificateholders with respect to principal per $1,000 original
             certificate principal amount                                                                             $0.000000

B) Information Regarding the Performance of the Trust

         (1) Allocation of Receivables Collections to the Series 1997-2 Certificates

             (a)      The aggregate amount of Finance Charge Receivables
                      collected during the Monthly Period immediately preceding
                      the Distribution Date                                                                      $65,632,265.61

             (b)      The aggregate amount of Interchange collected and
                      allocated to the Trust for the
                      Monthly Period immediately preceding the Distribution Date                                  $4,958,812.36

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       December 15, 2003 Distribution Date
                      -------------------------------------

              (c) The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date                                $413,302,978.40

              (d) The Floating Allocation Percentage with respect to the Series 1997-2
                  Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                                   6.476592%

              (e) The Principal Allocation Percentage with respect to the Series 1997-2
                  Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                                  12.674348%

              (f) The Finance Charge Receivables and Interchange collected and allocated to the Series 1997-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                                                 $4,571,895.82

              (g) The Principal Receivables collected and allocated to the Series 1997-2
                  Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                              $52,383,455.84

       (2)    Available Finance Charge Collections, Required Draw Amount and
              Reallocated Principal Collections for Series 1997-2 for the
              Monthly Period immediately preceding the Distribution Date

              (a) The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 1997-2 Certificates                                                     $4,571,895.82

              (b) Collection Account and Special Funding Account investment
                  earnings allocated to the Series 1997-2 Certificates                                                    $0.00

              (c) Principal Funding Account Investment Proceeds                                                     $222,831.12

              (d) Cash Collateral Account Investment Proceeds                                                        $14,057.45

              (e) Reserve Draw Amount, if applicable                                                                      $0.00

              (f) Additional Finance Charges from other Series allocated to the
                  Series 1997-2 Certificates                                                                              $0.00

              (g) Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                                                   $0.00

              (h) Required Draw Amount, if applicable                                                                     $0.00

              (i) Reallocated Collateral Principal Collections                                                            $0.00

              (j) Reallocated Class B Principal Collections                                                               $0.00

              (k) Total Available Finance Charge Collections and
                  Reallocated Principal Collections for Series 1997-2
                  (total of (a), (b), (c), (d), (e), (f),
                  (g), (h), (i) and (j) above)                                                                    $4,808,784.39

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       December 15, 2003 Distribution Date
                      -------------------------------------

       (3)    Available Principal Collections for Series 1997-2 for the Monthly
              Period immediately preceding the Distribution Date

              (a) The Principal Receivables collected and allocated to the
                  Series 1997-2 Certificates                                                                     $52,383,455.84

              (b) Shared Principal Collections from other Series allocated to
                  the Series 1997-2 Certificates                                                                  $2,434,650.17

              (c) Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                                                   $2,231,893.99

              (d) Reallocated Collateral Principal Collections                                                            $0.00

              (e) Reallocated Class B Principal Collections                                                               $0.00

              (f) Available Principal Collections for Series 1997-2 (total of
                  (a), (b) and (c) minus (d) and (e) above)                                                      $57,050,000.00

       (4)    Delinquent Balances in the Trust

              The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

              (a) 30-59 days                                                                                       $111,578,663
              (b) 60-89 days                                                                                         73,806,361
              (c) 90 or more days                                                                                   151,245,355
                                                                                                                   ------------
              (d) Total Delinquencies                                                                              $336,630,380

       (5)    Defaulted Amount

              (a) The aggregate amount of Defaulted Receivables with respect to
                  the Trust for the Monthly Period immediately preceding the Distribution Date                   $42,064,378.58

              (b) The aggregate Amount of Recoveries of Defaulted Receivables
                  processed during the Monthly Period immediately preceding the Distribution Date                 $7,603,443.96

              (c) The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus Recoveries]                       $34,460,934.62

              (d)  The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date allocable to the Series
                   1997-2 Certificates (the "Series 1997-2 Defaulted Amount")                                     $2,231,893.99

              (e) The Class A Defaulted Amount [Series 1997-2 Defaulted Amount
                  multiplied by the Class A Percentage]                                                           $1,423,869.75

              (f) The Class B Defaulted Amount [Series 1997-2 Defaulted Amount
                  multiplied by the Class B Percentage]                                                             $414,931.37

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       December 15, 2003 Distribution Date
                      -------------------------------------

       (6)    Class A Charge-Offs

              (a)       The excess, if any, of the Class A Defaulted Amount over
                        the sum of (i) Available Finance Charge Collections
                        applied to such Class A Defaulted Amount, (ii) the
                        Available Cash Collateral Amount applied to such Class A
                        Defaulted Amount, (iii) Reallocated Principal
                        Collections applied to such Class A Defaulted Amount,
                        (iv) the amount by which the Collateral Invested Amount
                        has been reduced in respect of such Class A Defaulted
                        Amount and (v) the amount by which the Class B Invested
                        Amount has been reduced in respect of such Class A
                        Defaulted Amount (a "Class A Charge-Off")                                                         $0.00

              (b)       The amount of the Class A Charge-Off set forth in item
                        6(a) above, per $1,000 original certificate principal
                        amount (which will have the effect of reducing, pro
                        rata, the amount of each Class A Certificateholder's investment)                              $0.000000

              (c)       The total amount reimbursed on the Distribution Date in
                        respect of Class A Charge-Offs for prior Distribution  Dates                                      $0.00

              (d)       The amount set forth in item 6(c) above per $1,000
                        original certificate principal amount (which will have
                        the effect of increasing, pro rata, the amount
                        of each Class A Certificateholder's  investment)                                              $0.000000

              (e)       The amount, if any, by which the outstanding principal
                        balance of the Class A Certificates exceeds the Class A
                        Invested Amount if any, as of the Distribution Date,
                        after giving effect to all deposits, withdrawals
                        and distributions on such Distribution Date                                                       $0.00

       (7)    Class B Charge-Offs

              (a)       The excess, if any, of the Class B Defaulted Amount over
                        the sum of (i) Available Finance Charge Collections
                        applied to such Class B Defaulted Amount applied to such
                        Class B Defaulted Amount, (ii) the Available Cash
                        Collateral Amount, (iii) Reallocated Collateral
                        Principal Collections applied to such Class B Defaulted
                        Amount and (iv) the amount by which the Collateral
                        Invested Amount has been reduced in respect
                        of such Class B Defaulted Amount                                                                  $0.00

              (b)       The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                        Collections                                                                                       $0.00

              (c)       The amount by which the Class B Invested Amount has been
                        reduced on the Distribution Date in respect of item 6(a)
                        (together with item 7(a), "Class B Charge-Offs")                                                  $0.00

              (d)       The total amount by which the Class B Invested Amount has been
                        reduced on the Distribution Date as set forth in items 7(a), (b) and(C)                           $0.00

              (e)       The amount set forth in item 7(d) above per $1,000
                        original certificate principal amount (which will have
                        the effect of reducing, pro rata, the amount of
                        each Class B Certificateholder's  investment)                                                 $0.000000

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       December 15, 2003 Distribution Date
                      -------------------------------------

              (f)       The total amount reimbursed on the Distribution Date in
                        respect of $0.00 reductions in the Class B Invested
                        Amount on prior Distribution Date                                                                 $0.00

              (g)       The amount set forth in item 7(f) above per $1,000
                        original certificate principal amount (which will have
                        the effect of increasing, pro rata,
                        the amount of each Class B Certificateholder's investment)                                    $0.000000

              (h)       The amount, if any, by which the outstanding principal
                        balance of the Class B Certificates exceeds the Class B
                        Invested Amount if any, as of the Distribution Date,
                        after giving effect to all deposits, withdrawals
                        and distributions on such Distribution Date                                                       $0.00

       (8)    Reductions in the Collateral Interest

              (a)       The excess, if any, of the Collateral Defaulted Amount over Available
                        Finance Charge Collections applied to such Collateral Defaulted Amount                            $0.00

              (b)       The amount by which the Collateral Invested Amount has been reduced on
                        the Distribution Date in respect of Reallocated Principal Collections                             $0.00

              (c)       The amount by which the Collateral Invested Amount has been reduced on
                        the Distribution Date in respect of items 6(a) and 7(a) above                                     $0.00

              (d)       The total amount by which the Collateral Invested Amount
                        has been reduced on the Distribution Date as set forth
                        in items 8(a), (b) and (c)                                                                        $0.00

              (e)       The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Collateral Invested Amount on prior Distribution Dates                          $0.00

              (f)       The amount, if any, by which the outstanding principal
                        balance of the Collateral Interest exceeds the
                        Collateral Invested Amount, if any, as of the
                        Distribution Date, after giving effect to all deposits,
                        withdrawals and distributions on the Distribution Date                                            $0.00

       (9)    Investor Monthly Servicing Fee

              (a) The amount of the Series 1997-2 Monthly Servicing Fee payable to the
                  Servicer on the Distribution Date                                                                 $596,166.67

       (10)   Cash Collateral Account

              (a)       The Available Cash Collateral Amount on the Distribution
                        Date, after giving effect to all deposits, withdrawals
                        and distributions on such
                        Distribution Date                                                                        $21,000,000.00

       (11)   Class A Monthly Interest

              (a)       Class A Monthly Interest payable on the Distribution Date                                   $545,778.33

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       December 15, 2003 Distribution Date
                      -------------------------------------


       (12)   Class B Monthly Interest

              (a)       Class B Monthly Interest payable on the Distribution Date                                    $73,962.78

       (13)   Principal Funding Account Amount

              (a)       The amount on deposit in the Principal Funding Account
                        on the Distribution Date, after giving effect to all
                        deposits, withdrawals and distributions on such Distribution Date                       $399,350,000.00

              (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in June 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                        Supplement.)

       (14)   Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for the Distribution
              Date, after giving effect to all deposits, withdrawals and
              distributions on such Distribution Date                                                                     $0.00

       (15) Reserve Account (if applicable)

              (a)       The amount on deposit in the Reserve Account, if funded, on the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date and the related Transfer Date                     $2,852,500.00

              (b)       The Required Reserve Account Amount, if any, selected by the Servicer                     $2,852,500.00

(C)    Class A Invested Amount

       (1)    The Class A Initial Invested Amount                                                               $570,500,000.00

       (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                                 $570,500,000.00

       (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution
              Date, after giving effect to any adjustment in the Class A
              Invested Amount on such Distribution Date, to the Class A Initial
              Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
              Certificateholder's Certificate by the Pool
              Factor                                                                                                   1.000000

D)     Class B Invested Amount

       (1)    The Class B Initial Invested Amount                                                                $66,500,000.00

       (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on such Distribution Date                                  $66,500,000.00

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       December 15, 2003 Distribution Date
                      -------------------------------------

       (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution
              Date, after giving effect to any adjustment in the Class B
              Invested Amount on such Distribution Date, to the Class B Initial
              Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B
              Certificateholder's Certificate by the Pool
              Factor                                                                                                     1.0000

E)     Collateral Invested Amount

       (1)    The Collateral Initial Invested Amount                                                             $63,000,000.00

       (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on such Distribution Date                              $63,000,000.00

       (3)    The Collateral Invested Amount as a percentage of the sum of the Invested Amount
              on such Distribution Date                                                                                   9.00%

F)     Receivables Balances

       (1)    The aggregate amount of Principal Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                               $5,456,254,464

       (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
              business on the last day of the immediately preceding Monthly Period                                 $227,259,677

G)     Annualized Percentages

       (1)    The Gross Yield (Available Finance Charge Collections for the
              Series 1997-2 Certificates for the preceding Monthly Period
              (excluding payments received from Interest Rate Protection
              Agreements) divided by the Invested Amount of the Series 1997-2
              Certificates as of the last day of the next preceding Monthly
              Period, multiplied by 365 days divided by number of calendar days
              in the month.) Effective November 2002 monthly period.                                                      8.36%

       (2)    The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly
              Period divided by the Invested Amount of the Series 1997-2 Certificates as of the
              last day of the next preceding Monthly Period, multiplied by 12)                                            3.83%

       (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
              1997-2 Certificates for the preceding Monthly Period)                                                       4.53%

       (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the
              preceding Monthly Period with respect to the related Distribution
              Date, divided by the Invested Amount of the Series 1997-2
              Certificates as of the last day of the next preceding Monthly
              Period, multiplied by 12)                                                                                  2.24%

       (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
              Certificates for the preceding Monthly Period)                                                              2.29%

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       December 15, 2003 Distribution Date
                      -------------------------------------

       (6)    The Monthly Payment Rate (Collections of Principal Receivables and
              Finance Charge Receivables with respect to all Receivables in the
              Trust for the preceding Monthly Period divided by the amount of
              Receivables in the Trust as of the last
              day of the next preceding Monthly Period)                                                                   8.43%

H) Series 1997-2 Information for the Last Three Distribution Dates

         1)  Gross Yield

             a)            12/15/03           8.36%
             b)            11/17/03          10.29%
             c)            10/15/03          11.46%

         2)  Net Loss Rate

             a)            12/15/03           3.83%
             b)            11/17/03           4.07%
             c)            10/15/03           4.76%

         3) Net Spread (Portfolio Yield Minus Base Rate)

             a)            12/15/03           2.29%
             b)            11/17/03           3.60%
             c)            10/15/03           4.05%

         Three Month Average                  3.31%

         4)  Monthly Payment Rate

             a)            12/15/03           8.43%
             b)            11/17/03           9.42%
             c)            10/15/03           9.43%


                             CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                             By: _________________________________
                             Name:    Patricia Garvey
                             Title:   Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
 Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date OCCURRING ON DECEMBER 15, 2003, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders
                  per $1,000 original certificate principal amount                                                $1.050000

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                            $1.050000

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                           $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000
                  original certificate principal amount                                                           $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder
                  with respect to interest per $1,000 original certificate principal amount                       $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder
                  with respect to principal per $1,000 original certificate principal amount                      $0.000000

B) Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)     The aggregate amount of Finance Charge Receivables collected
                          during the Monthly Period immediately preceding the Distribution Date              $65,632,265.61

                  (b)     The aggregate amount of Interchange collected and allocated to the
                          Trust for the Monthly Period immediately preceding the Distribution Date            $4,958,812.36

                  (c)     The aggregate amount of Principal Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                $413,302,978.40

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

                  (d)     The Floating Allocation Percentage with respect to the Series 1999-1
                          Certificates for the Monthly Period immediately preceding the Distribution
                          Date                                                                                   7.834418%

                  (e)     The Principal Allocation Percentage with respect to the Series 1999-1
                          Certificates for the Monthly Period immediately preceding the Distribution
                          Date                                                                                  11.606545%

                  (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly Period immediately
                          preceding the Distribution Date                                                    $5,530,400.21

                  (g)     The Principal Receivables collected and allocated to
                          the Series 1999-1 Certificates for the Monthly Period
                          immediately preceding the Distribution Date                                       $47,970,197.72

         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)     The Finance Charge Receivables and Interchange collected and allocated to
                          the Series 1999-1 Certificates                                                     $5,530,400.21

                  (b)     Collection Account and Special Funding Account investment earnings
                          allocated to the Series 1999-1 Certificates                                                $0.00

                  (c)     Principal Funding Account Investment Proceeds                                        $134,869.37

                  (d)     Reserve Draw Amount                                                                        $0.00

                  (e)     Additional Finance Charges from other Series allocated to the Series
                          1999-1 Certificates                                                                        $0.00

                  (f)     Payments, if any, on deposit as of the Determination Date received from
                          any Interest Rate Protection Agreements                                                    $0.00

                  (g)     Reallocated Class D Principal Collections                                                  $0.00

                  (h)     Reallocated Collateral Principal Collections                                               $0.00

                  (i)     Reallocated Class B Principal Collections                                                  $0.00

                  (j)     Total Available Finance Charge Collections and
                          Reallocated Principal Collections for Series 1999-1
                          (total of (a), (b), (c), (d), (e), (f), (g), (h), and
                          (i) above)                                                                         $5,665,269.58

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

         (3)      Available Principal Collections for Series 1999-1 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)     The Principal Receivables collected and allocated to the Series 1999-1
                          Certificates                                                                      $47,970,197.72

                  (b)     Shared Principal Collections from other Series allocated to the Series
                          1999-1 Certificates                                                                        $0.00

                  (c)     Additional amounts to be treated as Available Principal Collections
                          pursuant to the Series Supplement                                                  $2,699,813.71

                  (d)     Reallocated Class D Principal Collections                                                  $0.00

                  (e)     Reallocated Collateral Principal Collections                                               $0.00

                  (f)     Reallocated Class B Principal Collections                                                  $0.00

                  (g)     Available Principal Collections for Series 1999-1 (total of (a), (b) and
                          (c) minus (d), (e) and (f) above)                                                 $50,670,011.43

         (4)      Delinquent Balances in the Trust

                             The aggregate outstanding balance of the Accounts
                  which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     31-60 days                                                                          $111,578,663
                  (b)     61-90 days                                                                            73,806,361
                  (c)     91 or more days                                                                      151,245,355
                                                                                                              ------------
                  (d)     Total Delinquencies                                                                 $336,630,380

         (5)      Defaulted Amount

                  (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                          for the Monthly Period immediately preceding the Distribution Date                $42,064,378.58

                  (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                          during the Monthly Period immediately preceding the Distribution Date              $7,603,443.96

                  (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date [Defaulted Receivables minus Recoveries]                        $34,460,934.62

                  (d)     The Defaulted Amount for the Monthly Period immediately
                          preceding the Distribution Date allocable to the Series 1999-1
                          Certificates (the "Series 1999-1 Defaulted Amount")                                $2,699,813.71

                  (e)     The Class A Defaulted Amount [Series 1999-1 Defaulted
                          Amount multiplied by the Class A Percentage]                                       $1,819,874.42

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

                  (f)     The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by
                          the Class B Percentage]                                                              $409,970.91

         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A Defaulted
                          Amount, (ii) Reallocated Principal Collections applied to such Class A
                          Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B
                          Invested Amount has been reduced in respect of such Class A Defaulted
                          Amount (a "Class A Charge-Off")                                                            $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                          investment)                                                                                $0.00

                  (c)     The total amount reimbursed on the Distribution Date in respect of Class
                          A Charge-Offs for prior Distribution  Dates                                                $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class A Certificateholder's investment)                                 $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the
                          Class A Certificates exceeds the Class A Invested Amount if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on such Distribution Date                                                    $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted
                          Amount, (ii) Reallocated Class D Principal Collections applied to such
                          Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                          Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                          Class B Defaulted Amount and (v) the amount by which the Collateral
                          Invested Amount has been reduced in respect of such Class B Defaulted
                          Amount                                                                                     $0.00

                  (b)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                  $0.00

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class
                          B Charge-Offs")                                                                            $0.00

                  (d)     The total amount by which the Class B Invested Amount has been reduced on
                          the Distribution Date as set forth in items 7(a), (b) and (c )                             $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                          amount of each Class B Certificateholder's investment)                                 $0.000000

                  (f)     The total amount reimbursed on the Distribution Date in respect of
                          reductions in the Class B Invested Amount on prior Distribution  Dates                     $0.00

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class B Certificateholder's investment)                                 $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the
                          Class B Certificates exceeds the Class B Invested Amount if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on such Distribution Date                                                    $0.00

         (8)      Reductions in the Collateral Interest

                  (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Collateral Defaulted
                          Amount, (ii) Reallocated Class D Principal Collections applied to such
                          Collateral Defaulted Amount and (iii) the Amount by which the Class D
                          Invested Amount has been reduced in respect of such Collateral Defaulted
                          Amount                                                                                     $0.00

                  (b)     The amount by which the Collateral Invested Amount has been reduced the Distribution Date in respect of Reallocated Collateral Principal
                          Collections                                                                                $0.00

                  (c)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a) and 7(a) above                                  $0.00

                  (d)     The total amount by which the Collateral Invested Amount has been reduced
                          on the Distribution Date as set forth in items 8(a), (b) and (c)                           $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of
                          reductions in the Collateral Invested Amount on prior Distribution Dates                   $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the
                          Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                          and distributions on the Distribution Date                                                 $0.00

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

         (9)      Reductions in the Class D Interest

                  (a) The excess, if any, of the Class D Defaulted Amount over Available Finance
                      Charge Collections applied to such Class D Defaulted Amount                                    $0.00

                  (b) The amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date in respect of Reallocated Principal Collections                              $0.00

                  (c) The amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                $0.00

                  (d) The total amount by which the Class D Invested Amount has been reduced on
                      the Distribution Date as set forth in items 9(a), (b) and (c)                                  $0.00

                  (e) The total amount reimbursed on the Distribution Date in respect of
                      reductions in the Class D Invested Amount on prior Distribution Dates                          $0.00

                  (f) The amount, if any, by which the outstanding principal balance of the
                      Class D Interest exceeds the Class D Invested Amount, if any, as of the
                      Distribution Date, after giving effect to all deposits, withdrawals and
                      distributions on the Distribution Date                                                         $0.00

         (10)     Investor Monthly Servicing Fee

                  (a) The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                      Servicer on the Distribution Date                                                        $631,009.62

         (11)     Class A Monthly Interest

                  (a) Class A Monthly Interest payable on the Distribution Date                                $525,000.00

         (12)     Class B Monthly Interest

                  (a) Class B Monthly Interest payable on the Distribution Date                                $372,328.33

         (13)     Principal Funding Account Amount

                  (a) The amount on deposit in the Principal Funding Account on the Distribution Date, after giving effect to all
                      deposits, withdrawals and distributions on such
                      Distribution Date                                                                    $250,000,000.02

                  (b) Deposits to the Principal Funding Account are
                      currently scheduled to commence on the Distribution
                      Date occurring in OCTOBER 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                          ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

        (14)      Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                    $0.00

         (15)     Reserve Account

                  (a) The amount on deposit in the Reserve Account on the
                      Distribution Date, after giving effect to all
                      deposits, withdrawals and distributions on such
                      Distribution Date and the related Transfer Date                                        $2,500,000.00
                  (b) The Required Reserve Account Amount                                                    $2,500,000.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                      $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                        $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                      1.00000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                       $65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                         $65,705,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class
                  B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by the Pool Factor                  1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                    $52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Date                                  $52,884,000.00

                          ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount
                  on such Distribution Date                                                                          8.25%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                       $22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                         $22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount on
                  such Distribution Date                                                                             3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                      $5,456,254,464

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                        $227,259,677

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                  1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of days in calendar month.)  Effective
                  November 2002 monthly period.                                                                     10.75%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 1999-1 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                   5.05%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                     5.70%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 1999-1 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied  by 12)                                                                 3.64%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                     2.06%

                          ------------------------------
                         Series 1999-1 Monthly Statement
                       December 15, 2003 Distribution Date
                         ------------------------------

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                     8.43%



I)       Series 1999-1 Information for the Last Three Distribution Dates

         1) Gross Yield

                  a)         12/15/03                   10.75%
                  b)         11/17/03                   12.62%
                  c)         10/15/03                   13.49%

         2) Net Loss Rate

                  a)         12/15/03                    5.05%
                  b)         11/17/03                    5.08%
                  c)         10/15/03                    5.69%

         3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)         12/15/03                    2.06%
                  b)         11/17/03                    3.60%
                  c)         10/15/03                    3.83%

                  Three Month Average                    3.16%

         4) Monthly Payment Rate

                  a)         12/15/03                    8.43%
                  b)         11/17/03                    9.42%
                  c)         10/15/03                    9.43%



                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                              By: _________________________________
                              Name: Patricia Garvey
                              Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of THE CHASE USA MASTER TRUST (THE "TRUST") DURING THE PREVIOUS MONTH. THE INFORMATION WHICH IS REQUIRED TO BE PREPARED FOR THE SERIES 2000-1 CERTIFICATES WITH RESPECT TO THE DISTRIBUTION DATE OCCURRING ON DECEMBER 15, 2003,AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)        Information Regarding the Current Monthly Distribution for the Series
          2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)     The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                     $6.241667

          (2)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                        $6.241667

          (3)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                       $0.000000

          (4)     The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                     $1.244444

          (5)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                        $1.244444

          (6)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                       $0.000000

B)        Information Regarding the Performance of the Trust

          (1)     Allocation of Receivables Collections to the Series 2000-1 Certificates

                  (a)    The aggregate amount of Finance Charge Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                           $65,632,265.61

                  (b)    The aggregate amount of Interchange collected and allocated to the Trust
                         for the Monthly Period immediately preceding the Distribution Date                    $4,958,812.36

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

                  (c)    The aggregate amount of Principal Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                          $413,302,978.40

                  (d)    The Floating Allocation Percentage with respect to the
                         Series 2000-1 Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                         9.505761%

                  (e)    The Principal Allocation Percentage with respect to the Series 2000-1
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                         9.505761%

                  (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly Period immediately
                         preceding the Distribution Date                                                       $6,710,218.91

                  (g)    The Principal Receivables collected and allocated to the Series 2000-1
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                    $39,287,591.88

          (2)     Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)    The Finance Charge Receivables and Interchange collected and allocated to
                         the Series 2000-1 Certificates                                                        $6,710,218.91

                  (b)    Collection Account and Special Funding Account investment earnings
                         allocated to the Series 2000-1 Certificates                                                   $0.00

                  (c)    Principal Funding Account Investment Proceeds                                                 $0.00

                  (d)    Class A Reserve Draw Amount                                                                   $0.00

                  (e)    Class B Reserve Draw Amount                                                                   $0.00

                  (f)    Additional Finance Charges from other Series allocated to the Series
                         2000-1 Certificates                                                                      $85,633.38

                  (g)    Payments, if any, on deposit as of the Determination Date received from
                         any Interest Rate Protection Agreements                                                       $0.00

                  (h)    Reallocated Class D Principal Collections                                                     $0.00

                  (i)    Reallocated Collateral Principal Collections                                                  $0.00

                  (j)    Reallocated Class B Principal Collections                                                     $0.00

                  (k)    Total Available Finance Charge Collections and
                         Reallocated Principal Collections for Series 2000-1
                         (total of (a), (b), (c), (d), (e), (f),
                         (g), (h), (i) and (j) above)                                                          $6,795,852.29

          (3)     Available Principal Collections for Series 2000-1 for the Monthly Period
                  immediately preceding the Distribution Date

                  (a)    The Principal Receivables collected and allocated to the Series 2000-1
                         Certificates                                                                         $39,287,591.88

                        ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

                  (b)    Shared Principal Collections from other Series allocated to the Series
                         2000-1 Certificates                                                                           $0.00

                  (c)    Additional amounts to be treated as Available Principal Collections
                         pursuant to the Series Supplement                                                     $3,275,773.96

                  (d)    Reallocated Class D Principal Collections                                                     $0.00

                  (e)    Reallocated Collateral Principal Collections                                                  $0.00

                  (f)    Reallocated Class B Principal Collections                                                     $0.00

                  (g)    Available Principal Collections for Series 2000-1 (total of (a), (b) and
                         ( c) minus (d), (e) and (f) above)                                                   $42,563,365.84

          (4)     Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                             $111,578,663
                  (b)    61-90 days                                                                               73,806,361
                  (c)    91 or more days                                                                         151,245,355
                                                                                                                ------------
                  (d)    Total Delinquencies                                                                    $336,630,380

          (5)     Defaulted Amount

                  (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                         for the Monthly Period immediately preceding the Distribution Date                   $42,064,378.58

                  (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                         during the Monthly Period immediately preceding the Distribution Date                 $7,603,443.96

                  (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date [Defaulted Receivables minus Recoveries]                           $34,460,934.62

                  (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date allocable to the Series 2000-1 Certificates (the
                         "Series 2000-1 Defaulted Amount")                                                     $3,275,773.96

                  (e)    The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                         by the Class A Percentage]                                                            $2,620,619.17

                  (f)    The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                         by the Class B Percentage]                                                              $294,819.66

                         ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

         (6)     Class A Charge-Offs

                  (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                         Available Finance Charge Collections applied to such Class A Defaulted
                         Amount, (ii) Reallocated Principal Collections applied to such Class A
                         Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                         Class B Invested Amount has been reduced in respect of such Class A
                         Defaulted Amount (a "Class A Charge-Off")                                                     $0.00

                  (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                         $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                         investment)                                                                               $0.000000

                  (c)    The total amount reimbursed on the Distribution Date in respect of Class
                         A Charge-Offs for prior Distribution  Dates                                                   $0.00

                  (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                         amount of each Class A Certificateholder's investment)                                   $0.0000000

                  (e)    The amount, if any, by which the outstanding principal
                         balance of the Class A Certificates exceeds the Class A
                         Invested Amount if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                                   $0.00

          (7)     Class B Charge-Offs

                  (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                         Finance Charge Collections applied to such Class B Defaulted Amount,
                         (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted
                         Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B
                         Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                         Class B Defaulted Amount                                                                      $0.00

                  (b)    The amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Class B Principal Collections                     $0.00

                  (c)    The amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date in respect of item 6(a) (together with item 7(a),
                         "Class B Charge-Offs")                                                                        $0.00

                  (d)    The total amount by which the Class B Invested Amount has been reduced on
                         the Distribution Date as set forth in items 7(a), (b) and ( c)                                $0.00

                         ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

                  (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                         amount of each Class B Certificateholder's investment)                                    $0.000000

                  (f)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Class B Invested Amount on prior Distribution Dates                         $0.00

                  (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                         amount of each Class B Certificateholder's investment)                                    $0.000000

                  (h)    The amount, if any, by which the outstanding principal
                         balance of the Class B Certificates exceeds the Class B
                         Invested Amount if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                                   $0.00

          (8)     Reductions in the Collateral Interest

                  (a)    The excess, if any, of the Collateral Defaulted Amount
                         over the sum of (i) Available Finance Charge
                         Collections applied to such Collateral Defaulted
                         Amount, (ii) Reallocated Class D Principal Collections
                         applied to such Collateral Defaulted Amount and (iii)
                         the amount by which the Class D Invested Amount has
                         been reduced in respect of such Collateral
                         Defaulted Amount                                                                              $0.00

                  (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                         Collections                                                                                   $0.00

                  (c)    The amount by which the Collateral Invested Amount has been reduced on
                         the Distribution Date in respect of items 6(a) and 7(a) above                                 $0.00

                  (d)    The total amount by which the Collateral Invested Amount has been reduced
                         on the Distribution Date as set forth in items 8(a), (b) and ( c)                             $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Collateral Invested Amount on prior Distribution Dates                      $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                         and distributions on the Distribution Date                                                    $0.00

          (9)     Reductions in the Class D Interest

                  (a)    The excess, if any, of the Class D Defaulted Amount over Available
                         Finance Charge Collections applied to such Class D Defaulted Amount                           $0.00

                  (b)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Principal Collections                             $0.00

                         ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

                  (c)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                              $0.00

                  (d)    The total amount by which the Class D Invested Amount has been reduced on
                         the Distribution Date as set forth in items 9(a), (b) and (c )                                $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Class D Invested Amount on prior Distribution Dates                         $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Class D Interest exceeds the Class D Invested Amount, if any, as of the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on the Distribution Date                                                        $0.00

          (10)    Investor Monthly Servicing Fee

                  (a)    The amount of the Series 2000-1 Monthly Servicing Fee payable to the
                         Servicer on the Distribution Date                                                       $765,625.00

          (11)    Class A Monthly Interest

                  (a)    Class A Monthly Interest payable on the Distribution Date                             $2,621,500.00

          (12)    Class B Monthly Interest

                  (a)    Class B Monthly Interest payable on the Distribution Date                                $58,800.00

          (13)    Principal Funding Account Amount

                  (a)    The amount on deposit in the Principal Funding Account on the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on such Distribution Date                                                       $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in MARCH 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

          (14)    Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                                    $0.00

          (15)    Class A Reserve Account

                  (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                               $2,100,000.00

                  (b)    The Class A Required Reserve Account Amount                                           $2,100,000.00

                         ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

          (16)    Class B Reserve Account

                  (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                                       $0.00

                  (b)    The Class B Required Reserve Account Amount                                                   $0.00

C)        Class A Invested Amount

          (1)     The Class A Initial Invested Amount                                                        $420,000,000.00

          (2)     The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                          $420,000,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A
                  Certificateholder's pro rata share of the Class A Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by
                  the Pool Factor                                                                                   1.000000

D)        Class B Invested Amount

          (1)     The Class B Initial Invested Amount                                                         $47,250,000.00

          (2)     The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution  Date                          $47,250,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B
                  Certificateholder's pro rata share of the Class B Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by the
                  Pool Factor                                                                                       1.000000

E)        Collateral Invested Amount

          (1)     The Collateral Initial Invested Amount                                                      $42,000,000.00

          (2)     The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                       $42,000,000.00

          (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                    8.00%

F)        Class D Invested Amount

          (1)     The Class D Initial Invested Amount                                                         $15,750,000.00

                         ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

          (2)     The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                           $15,750,000.00

          (3)     The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                    3.00%

G)        Receivables Balances

          (1)     The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                        $5,456,254,464

          (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                          $227,259,677

H)        Annualized Percentages

          (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the
                  Series 2000-1 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 365 divided by number of days in the calendar month.)
                  Effective November 2002 monthly period.                                                             15.75%

          (2)     The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 2000-1 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                 7.49%

          (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                  2000-1 Certificates for the preceding Monthly Period)                                                8.26%

          (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                  Series 2000-1 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                            8.30%

          (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1
                  Certificates for the preceding Monthly Period)                                                      -0.04%

          (6)     The Monthly Payment Rate (Collections of Principal Receivables
                  and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of
                  the last day of the next preceding Monthly Period)                                                   8.43%

                         ---------------------------------
                         Series 2000-1 Monthly Statement
                       December 15, 2003 Distribution Date
                        ---------------------------------

I)        Series 2000-1 Information for the Last Three Distribution Dates

          1) Gross Yield

                  a)        12/15/03             15.75%
                  b)        11/17/03             16.76%
                  c)        10/15/03             16.54%

          2) Net Loss Rate

                  a)        12/15/03             7.49%
                  b)        11/17/03             6.87%
                  c)        10/15/03             7.07%

          3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)        12/15/03             -0.04%
                  b)        11/17/03              1.54%
                  c)        10/15/03              1.15%

                  Three Month Average            0.88%

          4)      Monthly Payment Rate

                  a)        12/15/03             8.43%
                  b)        11/17/03             9.42%
                  c)        10/15/03             9.43%



                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                              By: _________________________________
                              Name: Patricia Garvey
                              Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on DECEMBER 15, 2003 AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH BELOW. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)      Information Regarding the Current Monthly Distribution for the Series
        2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                 certificate principal amount                                                                $1.003333

        (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                 respect to interest per $1,000 original certificate principal amount                        $1.003333

        (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                 respect to principal per $1,000 original certificate principal amount                       $0.000000

        (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                 certificate principal amount                                                                $1.267778

        (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                 respect to interest per $1,000 original certificate principal amount                        $1.267778

        (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                 respect to principal per $1,000 original certificate principal amount                       $0.000000

B)      Information Regarding the Performance of the Trust

        (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                 (a)    The aggregate amount of Finance Charge Receivables collected during the
                        Monthly Period immediately preceding the Distribution Date                      $65,632,265.61

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

                 (b)    The aggregate amount of Interchange collected and allocated to the Trust
                        for the Monthly Period immediately preceding the Distribution Date               $4,958,812.36

                 (c)    The aggregate amount of Principal Receivables collected
                        during the Monthly Period immediately preceding the
                        Distribution Date                                                              $413,302,978.40

                 (d)    The Floating Allocation Percentage with respect to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the Distribution
                        Date                                                                                10.479875%

                 (e)    The Principal Allocation Percentage with respect to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the Distribution
                        Date                                                                                10.479875%

                 (f)    The Finance Charge Receivables and Interchange collected
                        and allocated to the Series 2000-2 Certificates for the
                        Monthly Period immediately preceding the Distribution Date                       $7,397,856.58

                 (g)    The Principal Receivables collected and allocated to the
                        Series 2000-2 Certificates for the Monthly Period
                        immediately preceding the Distribution Date                                     $43,313,634.62

        (2)      Available Finance Charge Collections and Reallocated Principal
                 Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

                 (a)    The Finance Charge Receivables and Interchange collected and allocated to
                        the Series 2000-2 Certificates                                                   $7,397,856.58

                 (b)    Collection Account and Special Funding Account investment earnings
                        allocated to the Series 2000-2 Certificates                                              $0.00

                 (c)    Principal Funding Account Investment Proceeds                                            $0.00

                 (d)    Class A Reserve Draw Amount                                                              $0.00

                 (e)    Class B Reserve Draw Amount                                                              $0.00

                 (f)    Additional Finance Charges from other Series allocated to the Series
                        2000-2 Certificates                                                                      $0.00

                 (g)    Payments, if any, on deposit as of the Determination Date received from
                        any Interest Rate Protection Agreements                                                  $0.00

                 (h)    Reallocated Class D Principal Collections                                                $0.00

                 (i)    Reallocated Collateral Principal Collections                                             $0.00

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

                 (j)    Reallocated Class B Principal Collections                                                $0.00

                 (k)    Total Available Finance Charge Collections and
                        Reallocated Principal Collections for Series 2000-2
                        (total of (a), (b), (c), (d), (e), (f), (g), (h), (i)
                        and (j) above)                                                                   $7,397,856.58

        (3)      Available Principal Collections for Series 2000-2 for the
                 Monthly Period immediately preceding the Distribution Date

                 (a)    The Principal Receivables collected and allocated to the Series 2000-2
                        Certificates                                                                    $43,313,634.62

                 (b)    Shared Principal Collections from other Series allocated to the Series
                        2000-2 Certificates                                                                      $0.00

                 (c)    Additional amounts to be treated as Available Principal Collections
                        pursuant to the Series Supplement                                                $3,611,462.80

                 (d)    Reallocated Class D Principal Collections                                                $0.00

                 (e)    Reallocated Collateral Principal Collections                                             $0.00

                 (f)    Reallocated Class B Principal Collections                                                $0.00

                 (g)    Available Principal Collections for Series 2000-2 (total of (a), (b) and (
                        c) minus (d), (e) and (f) above)                                                $46,925,097.42

        (4)      Delinquent Balances in the Trust

                 The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                 (a)    31-60 days                                                                        $111,578,663
                 (b)    61-90 days                                                                          73,806,361
                 (c)    91 or more days                                                                    151,245,355
                                                                                                          ------------
                 (d)    Total Delinquencies                                                               $336,630,380

        (5)      Defaulted Amount

                 (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                        for the Monthly Period immediately preceding the Distribution Date              $42,064,378.58

                 (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                        during the Monthly Period immediately preceding the Distribution Date            $7,603,443.96

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

                 (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                        Distribution Date [Defaulted Receivables minus Recoveries]                      $34,460,934.62

                 (d)    The Defaulted Amount for the Monthly Period immediately
                        preceding the Distribution Date allocable to the Series
                        2000-2 Certificates (the "Series 2000-2 Defaulted
                        Amount")                                                                        $3,611,462.80

                 (e)    The Class A Defaulted Amount [Series 2000-2 Defaulted
                        Amount multiplied by the Class A Percentage]                                    $2,807,806.25

                 (f)    The Class B Defaulted Amount [Series 2000-2 Defaulted
                        Amount multiplied by the Class B Percentage]                                      $370,006.47

        (6)      Class A Charge-Offs

                 (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Class A
                        Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                        Class A Defaulted Amount, (iii) the amount by which the Class D invested
                        Amount has been reduced in respect of such Class A Defaulted Amount,
                        (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                        Defaulted Amount (a"Class A Charge-Off")                                                 $0.00

                 (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                        $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                        investment)                                                                          $0.000000

                 (c)    The total amount reimbursed on the Distribution Date in
                        respect of Class
                        A Charge-Offs for prior Distribution  Dates                                              $0.00

                 (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class A Certificateholder's investment)                               $0.000000

                 (e)    The amount, if any, by which the outstanding principal balance of the
                        Class A Certificates exceeds the Class A Invested Amount if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date                                                  $0.00

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

        (7)      Class B Charge-Offs

                 (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                        Available Finance Charge Collections applied to such Class B Defaulted
                        Amount, (ii) Reallocated Class D Principal Collections applied to such
                        Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                        Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                        Class B Defaulted Amount and (v) the amount by which the Collateral
                        Invested Amount has been reduced in respect of such Class B Defaulted
                        Amount                                                                                   $0.00

                 (b)    The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of Reallocated Class B Principal Collections                $0.00

                 (c)    The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of item 6(a) (together with item 7(a), "Class
                        B Charge-Offs")                                                                          $0.00

                 (d)    The total amount by which the Class B Invested Amount has been reduced on
                        the Distribution Date as set forth in items 7(a), (b) and ( c)                           $0.00

                 (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                        amount of each Class B Certificateholder's investment)                               $0.000000

                 (f)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class B Invested Amount on prior Distribution Dates                    $0.00

                 (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class B Certificateholder's investment)                               $0.000000

                 (h)    The amount, if any, by which the outstanding principal balance of the
                        Class B Certificates exceeds the Class B Invested Amount if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date                                                  $0.00

        (8)      Reductions in the Collateral Interest

                 (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Collateral
                        Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                        Class D Invested Amount has been reduced in respect of such Collateral
                        Defaulted Amount                                                                         $0.00

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

                 (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                        Collections                                                                              $0.00

                 (c)    The amount by which the Collateral Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a) and 7(a) above                                $0.00

                 (d)    The total amount by which the Collateral Invested Amount
                        has been reduced
                        on the Distribution Date as set forth in items 8(a), (b) and ( c)                        $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Collateral Invested Amount on prior Distribution Dates                 $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                        and distributions on the Distribution Date                                               $0.00

        (9)      Reductions in the Class D Interest

                 (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance
                        Charge Collections applied to such Class D Defaulted Amount                              $0.00

                 (b)    The amount by which the Class D Invested Amount has been
                        reduced on the
                        Distribution Date in respect of Reallocated Principal Collections                        $0.00

                 (c)    The amount by which the Class D Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                         $0.00

                 (d)    The total amount by which the Class D Invested Amount has been reduced on
                        the Distribution Date as set forth in items 9(a), (b) and (c )                           $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class D Invested Amount on prior Distribution Dates                    $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Class D Interest exceeds the Class D Invested Amount, if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on the Distribution Date                                                   $0.00

        (10)     Investor Monthly Servicing Fee

                 (a)    The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                        Servicer on the Distribution Date                                                  $844,083.33

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

        (11)     Class A Monthly Interest

                 (a)    Class A Monthly Interest payable on the Distribution Date                          $451,500.00

        (12)     Class B Monthly Interest

                 (a)    Class B Monthly Interest payable on the Distribution Date                           $75,179.22

        (13)     Principal Funding Account Amount

                 (a)    The amount on deposit in the Principal Funding Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date                                                                $0.00

                 (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in AUGUST 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                        Supplement.)


        (14)     Deficit Controlled Accumulation Amount

                        The Deficit Controlled Accumulation Amount for the Distribution Date,
                        after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date                                                                        $0.00

        (15)     Class A Reserve Account

                 (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                  $0.00

                 (b)    The Class A Required Reserve Account Amount                                              $0.00

        (16)     Class B Reserve Account

                 (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                  $0.00

                 (b)    The Class B Required Reserve Account Amount                                              $0.00

C)      Class A Invested Amount

        (1)      The Class A Initial Invested Amount                                                   $450,000,000.00

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

        (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                     $450,000,000.00

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                 Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                 A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
                 Factor                                                                                       1.000000

D)      Class B Invested Amount

        (1)      The Class B Initial Invested Amount                                                    $59,300,000.00

        (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution  Date                     $59,300,000.00

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                 Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                 Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
                 Factor.                                                                                      1.000000

E)      Collateral Invested Amount

        (1)      The Collateral Initial Invested Amount                                                 $49,200,000.00

        (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                 all deposits, withdrawals and distributions on such Distribution Date                  $49,200,000.00

        (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                               8.50%

F)      Class D Invested Amount

        (1)      The Class D Initial Invested Amount                                                    $20,300,000.00

        (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                      $20,300,000.00

        (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                               3.51%

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

G)      Receivables Balances

        (1)     The aggregate amount of Principal Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                    $5,456,254,464

        (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of
                 business on the last day of the immediately preceding Monthly Period                     $227,259,677

H)      Annualized Percentages

        (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                 Certificates for the preceding Monthly Period (excluding payments received from
                 Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                 2000-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in the calendar month)  Effective
                 November 2002 monthly period.                                                                  15.55%

        (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                 Period divided by the Invested Amount of the Series 2000-2 Certificates as of the
                 last day of the next preceding Monthly Period, multiplied by 12)                                7.49%

        (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                 2000-2 Certificates for the preceding Monthly Period)                                           8.06%

        (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly
                 multiplied by 12)                                                                               3.77%

        (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
                 Certificates for the preceding Monthly Period)                                                  4.29%

        (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                 Receivables with respect to all Receivables in the Trust for the preceding
                 Monthly Period divided by the amount of Receivables in the Trust as of the last
                 day of the next preceding Monthly Period)                                                       8.43%

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

I)      Series 2000-2 Information for the Last Three Distribution Dates

        1)    Gross Yield

              a)               12/15/03                    15.55%
              b)               11/17/03                    16.76%
              c)               10/15/03                    16.54%
        2)    Net Loss Rate

              a)               12/15/03                    7.49%
              b)               11/17/03                    6.87%
              c)               10/15/03                    7.07%

        3)    Net Spread (Portfolio Yield Minus Base Rate)

              a)               12/15/03                    4.29%
              b)               11/17/03                    5.92%
              c)               10/15/03                    5.62%

              Three Month Average                          5.28%

        4)    Monthly Payment Rate

              a)               12/15/03                    8.43%
              b)               11/17/03                    9.42%
              c)               10/15/03                    9.43%


                        CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                        Servicer


                        By: _____________________________
                              Name: Patricia Garvey
                              Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  Series 2000-3
                  ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to THE DISTRIBUTION DATE OCCURRING ON DECEMBER 15, 2003 AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF NOVEMBER IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF AN ORIGINAL PRINCIPAL amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)        Information Regarding the Current Monthly Distribution for the Series
          2000-3 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)  The total amount distributed to Class A Certificateholders per $1,000 original
               certificate principal amount                                                                 $0.000000

          (2)  The amount set forth in A(1) above distributed to Class A Certificateholders with
               respect to interest per $1,000 original certificate principal amount                         $0.000000

          (3)  The amount set forth in A(1) above distributed to Class A Certificateholders with
               respect to principal per $1,000 original certificate principal amount                        $0.000000

          (4)  The total amount distributed to Class B Certificateholders per $1,000 original
               certificate principal amount                                                                 $1.221111

          (5)  The amount set forth in A(4) above distributed to Class B Certificateholders with
               respect to interest per $1,000 original certificate principal amount                         $1.221111

          (6)  The amount set forth in A(4) above distributed to Class B Certificateholders with
               respect to principal per $1,000 original certificate principal amount                        $0.000000

B)        Information Regarding the Performance of the Trust

          (1)  Allocation of Receivables Collections to the Series 2000-3 Certificates

               (a)     The aggregate amount of Finance Charge Receivables collected during the
                       Monthly Period immediately preceding the Distribution Date                      $65,632,265.61

               (b)     The aggregate amount of Interchange collected and allocated to the Trust
                       for the Monthly Period immediately preceding the Distribution Date               $4,958,812.36

               (c)     The aggregate amount of Principal Receivables collected
                       during the Monthly Period immediately preceding the
                       Distribution Date                                                              $413,302,978.40

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

               (d)     The Floating Allocation Percentage with respect to the Series 2000-3
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                 2.820042%

               (e)     The Principal Allocation Percentage with respect to the Series 2000-3
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                12.674348%

               (f)     The Finance Charge Receivables and Interchange collected
                       and allocated to the Series 2000-3 Certificates for the
                       Monthly Period immediately preceding the Distribution Date                       $1,990,698.28

               (g)     The Principal Receivables collected and allocated to the
                       Series 2000-3 Certificates for the Monthly Period
                       immediately preceding the Distribution Date                                     $52,383,455.84

          (2)  Available Finance Charge Collections and Reallocated Principal
               Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date.

               (a)     The Finance Charge Receivables and Interchange collected and allocated to
                       the Series 2000-3 Certificates                                                   $1,990,698.28

               (b)     Collection Account and Special Funding Account investment earnings
                       allocated to the Series 2000-3 Certificates                                              $0.00

               (c)     Principal Funding Account Investment Proceeds $0.00

               (d)     Class A Reserve Draw Amount                                                              $0.00

               (e)     Class B Reserve Draw Amount                                                              $0.00

               (f)     Additional Finance Charges from other Series allocated to the Series
                       2000-3 Certificates                                                                      $0.00

               (g)     Payments, if any, on deposit as of the Determination Date received from
                       any Interest Rate Protection Agreements                                                  $0.00

               (h)     Reallocated Class D Principal Collections                                                $0.00

               (i)     Reallocated Collateral Principal Collections                                             $0.00

               (j)     Reallocated Class B Principal Collections                                                $0.00

               (k)     Total Available Finance Charge Collections and
                       Reallocated Principal Collections for Series 2000-3
                       (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and
                       (j) above)                                                                       $1,990,698.28

          (3)  Available Principal Collections for Series 2000-3 for the Monthly
               Period immediately preceding the Distribution Date

               (a)     The Principal Receivables collected and allocated to the Series 2000-3
                       Certificates                                                                    $52,383,455.84

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

               (b)     Shared Principal Collections from other Series allocated to the Series
                       2000-3 Certificates                                                                      $0.00

               (c)     Additional amounts to be treated as Available Principal Collections
                       pursuant to the Series Supplement                                                  $971,812.94

               (d)     Reallocated Class D Principal Collections                                                $0.00

               (e)     Reallocated Collateral Principal Collections                                             $0.00

               (f)     Reallocated Class B Principal Collections                                                $0.00

               (g)     Available Principal Collections for Series 2000-3 (total of (a), (b) and
                       (c) minus (d), (e) and (f) above)                                               $53,355,268.78

          (4)  Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)     31-60 days                                                                        $111,578,663
               (b)     61-90 days                                                                          73,806,361
               (c)     91 or more days                                                                    151,245,355
                                                                                                         ------------
               (d)     Total Delinquencies                                                               $336,630,380

          (5)  Defaulted Amount

               (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date              $42,064,378.58

               (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Date            $7,603,443.96

               (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                      $34,460,934.62

               (d)     The Defaulted Amount for the Monthly Period immediately
                       preceding the Distribution Date allocable to the Series
                       2000-3 Certificates (the "Series 2000-3 Defaulted Amount")                         $971,812.94

               (e)     The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by
                       the Class A Percentage]                                                                  $0.00

               (f)     The Class B Defaulted Amount [Series 2000-3 Defaulted
                       Amount multiplied by the Class B Percentage]                                       $447,689.11

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

          (6)  Class A Charge-Offs

               (a)     The excess, if any, of the Class A Defaulted Amount over the sum of
                       (i) Available Finance Charge Collections applied to such Class A
                       Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D
                       Invested Amount has been reduced in respect of such Class A Defaulted
                       Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                       respect of such Class A Defaulted Amount (a "Class A Charge-Off")                        $0.00

               (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per
                       $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                       investment)                                                                          $0.000000

               (c)     The total amount reimbursed on the Distribution Date in respect of Class
                       A Charge-Offs for prior Distribution  Dates                                              $0.00

               (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                       amount of each Class A Certificateholder's investment)                               $0.000000

               (e)     The amount, if any, by which the outstanding principal balance of the
                       Class A Certificates exceeds the Class A Invested Amount if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                  $0.00

          (7)  Class B Charge-Offs

               (a)     The excess, if any, of the Class B Defaulted Amount over the sum of
                       (i) Available Finance Charge Collections applied to such Class B Defaulted
                       Amount, (ii) Reallocated Class D Principal Collections applied to such
                       Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections
                       applied to such Class B Defaulted Amount, (iii) Reallocated Collateral
                       Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                       Class B Defaulted Amount                                                                 $0.00

               (b)     The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                       Collections                                                                              $0.00

               (c)     The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of item 6(a) (together with item 7(a), "Class
                       B Charge-Offs")                                                                          $0.00

               (d)     The total amount by which the Class B Invested Amount has been reduced on
                       the Distribution Date as set forth in items 7(a), (b) and (c)                            $0.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

               (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                       amount of each Class B Certificateholder's investment)                               $0.000000

               (f)     The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Class B Invested Amount on prior Distribution Dates                    $0.00

               (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                       amount of each Class B Certificateholder's investment)                               $0.000000

               (h)     The amount, if any, by which the outstanding principal balance of the
                       Class B Certificates exceeds the Class B Invested Amount if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                  $0.00

          (8)  Reductions in the Collateral Interest

               (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Collateral Defaulted
                       Amount, (ii) Reallocated Class D Principal Collections applied to such
                       Collateral Defaulted Amount and (iii) the amount by which the Class D
                       Invested Amount has been reduced in respect of such Collateral Defaulted
                       Amount                                                                                   $0.00

               (b)     The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Collateral Principal
                       Collections                                                                              $0.00

               (c)     The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a) and 7(a) above                                $0.00

               (d)     The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 8(a), (b) and ( c)                        $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                       in the Collateral Invested Amount on prior Distribution Dates                            $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the
                       Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                       and distributions on the Distribution Date                                               $0.00

          (9)  Reductions in the Class D Interest

               (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance
                       Charge Collections applied to such Class D Defaulted Amount                              $0.00

               (b)     The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Principal Collections                        $0.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

               (c)     The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                         $0.00

               (d)     The total amount by which the Class D Invested Amount has been reduced on
                       the Distribution Date as set forth in items 9(a), (b) and (c )                           $0.00

               (e)     The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Class D Invested Amount on prior Distribution Dates                    $0.00

               (f)     The amount, if any, by which the outstanding principal balance of the
                       Class D Interest exceeds the Class D Invested Amount, if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on the Distribution Date                                                   $0.00

          (10) Investor Monthly Servicing Fee

               (a)     The amount of the Series 2000-3 Monthly Servicing Fee payable to the
                       Servicer on the Distribution Date                                                  $227,135.42

          (11) Class A Monthly Interest

               (a)     Class A Monthly Interest payable on the Distribution Date                                $0.00

          (12) Class B Monthly Interest

               (a)     Class B Monthly Interest payable on the Distribution Date                           $87,614.72

          (13) Principal Funding Account Amount

               (a)     The amount on deposit in the Principal Funding Account on
                       the Distribution Date, after giving effect to all
                       deposits, withdrawals and distributions on such
                       Distribution Date                                                               $35,875,000.00

               (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in JULY 2003 (The initial funding date for the Principal
                       Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

          (14) Deficit Controlled Accumulation Amount

               The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
               Date                                                                                             $0.00

          (15) Class A Reserve Account

               (a)     The amount on deposit in the Class A Reserve Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions
                       on such Distribution Date and the related Transfer Date                                  $0.00

               (b)     The Class A Required Reserve Account Amount                                              $0.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

          (16) Class B Reserve Account

               (a)     The amount on deposit in the Class B Reserve Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions
                       on such Distribution Date and the related Transfer Date                            $179,375.00

               (b)     The Class B Required Reserve Account Amount                                        $179,375.00

C)        Class A Invested Amount

          (1)  The Class A Initial Invested Amount                                                    $544,250,000.00

          (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date                                $0.00

          (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class
               A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
               Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
               Pool Factor                                                                                   0.000000

D)        Class B Invested Amount

          (1)  The Class B Initial Invested Amount                                                     $71,750,000.00

          (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution  Date                      $71,750,000.00

          (3)  The Pool Factor for the Distribution Date (which represents the ratio of the
               Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
               Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying
               the original denomination of the Class B Certificateholder's Certificate by the               1.000000
               Pool Factor

E)        Collateral Invested Amount

          (1)  The Collateral Initial Invested Amount                                                  $59,500,000.00

          (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to
               all deposits, withdrawals and distributions on such Distribution Date                   $59,500,000.00

          (3)  The Collateral Invested Amount as a percentage of the Invested Amount on such
               Distribution Date                                                                               38.20%

F)        Class D Invested Amount

          (1)  The Class D Initial Invested Amount                                                     $24,500,000.00

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

          (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date                       $24,500,000.00

          (3)  The Class D Invested Amount as a percentage of the Invested Amount on such
               Distribution Date                                                                               15.73%

G)        Receivables Balances

          (1)  The aggregate amount of Principal Receivables in the Trust at the close of
               business on the last day of the immediately preceding Monthly Period                    $5,456,254,464

          (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of
               business on the last day of the immediately preceding Monthly Period                      $227,259,677

H)        Annualized Percentages

          (1)  The Gross Yield (Available Finance Charge Collections for the Series 2000-3
               Certificates for the preceding Monthly Period (excluding payments received from
               Interest Rate Protection Agreements) divided by the Invested Amount of the Series
               2000-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in the calendar month.)  Effective
               November 2002 monthly period.                                                                   15.55%

          (2)  The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding
               Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates
               as of the last day of the next preceding Monthly Period, multiplied by 12)                       7.49%

          (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-3
               Certificates for the preceding Monthly Period)                                                   8.06%

          (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
               Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series
               2000-3 Certificates as of the last day of the next preceding Monthly Period,
               multiplied by 12)                                                                                5.58%

          (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the
               Series 2000-3
               Certificates for the preceding Monthly Period)                                                   2.48%

          (6)  The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
               Receivables with respect to all Receivables in the Trust for the preceding Monthly
               Period divided by the amount of Receivables in the Trust as of the last day of the
               next preceding Monthly Period)                                                                   8.43%

                     --------------------------------------
                         Series 2000-3 Monthly Statement
                       December 15, 2003 Distribution Date
                     --------------------------------------

I)        Series 2000-3 Information for the Last Three Distribution Dates

          1)   Gross Yield

               a)                12/15/03                    15.55%
               b)                11/17/03                    6.85%
               c)                10/15/03                    9.23%

          2)   Net Loss Rate

               a)                12/15/03                    7.49%
               b)                11/17/03                    2.60%
               c)                10/15/03                    3.77%

          3) Net Spread (Portfolio Yield Minus Base Rate)

               a)                12/15/03                    2.48%
               b)                11/17/03                    1.61%
               c)                10/15/03                    2.62%

               Three Month Average                           2.24%

          4)   Monthly Payment Rate

               a)                12/15/03                    8.43%
               b)                11/17/03                    9.42%
               c)                10/15/03                    9.43%


                        CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                        Servicer


                        By: _____________________________
                              Name: Patricia Garvey
                              Title: Vice President